UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

US ECOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! US ECOLOGY, INC. 2021 Annual Meeting Vote by May 24, 2021 11:59 PM ET US ECOLOGY, INC. ATTN: WAYNE IPSEN 101 S. CAPITOL BLVD. SUITE 1000 BOISE, ID 83702 D44589-P48725 You invested in US ECOLOGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2021. Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 25, 2021 8:00 AM MDT Virtually at: www.virtualshareholdermeeting.com/ECOL2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D44590-P48725 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of ten directors to the Board of Directors to serve a one-year term. Nominees: 01) Richard Burke04) Glenn A. Eisenberg07) Mack L. Hogans10) Melanie Steiner 02) E. Renae Conley05) Jeffrey R. Feeler08) Ronald C. Keating 03) Katina Dorton06) Daniel Fox09) John T. Sahlberg For 2. To Ratify the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Company’s Fiscal Year Ending December 31, 2021. For 3. To Hold a Non-Binding Advisory Vote on the Company’s Executive Compensation of its Named Executive Officers. For 4. To Approve Amendment 1 to the Amended and Restated US Ecology, Inc. Omnibus Incentive Plan. For 5. To Approve Amendment to the Amended and Restated Certificate of Incorporation to Eliminate Cumulative Voting in the Election of Directors. For 6. To Approve Amendment to the Amended and Restated Bylaws to Adopt a Plurality Voting Standard for Contested Director Elections. For 7. To Approve Amendment to the Amended and Restated Bylaws to Adopt Proxy Access. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.